SETTLEMENT AGREEMENT
This Settlement Agreement (“Agreement”) is entered into between the United States, acting through the United States Department of Justice (“DOJ”), and Ally Financial Inc. and its current and former subsidiaries and affiliates (collectively, “Ally”). The United States and Ally are collectively referred to herein as “the Parties.”
Recitals
A. The United States Attorney’s Office for the Central District of California conducted an investigation into the packaging, marketing, structuring, arrangement, underwriting, issuance and sale of residential mortgage-backed securities (“RMBS”) by Ally subsidiaries between 2006 and 2007 and related matters. Based on that investigation the United States believes that there is an evidentiary basis to compromise potential legal claims by the United States against Ally for violations of federal laws in connection with the packaging, marketing, structuring, arrangement, underwriting, issuance and sale of RMBS and other matters subject to investigation by the United States Attorney’s Office for the Central District of California.

B. Ally acknowledges the facts set out in the Statement of Facts set forth in Annex A, attached and hereby incorporated.

C. In consideration of the mutual promises and obligations of the Agreement, the Parties agree and covenant as follows:

Terms and Conditions

1.Payment. Ally shall pay a total amount of $52,000,000.00 to resolve pending and potential legal claims in connection with the Covered Conduct, as defined in paragraph 3 below (“Settlement Amount”). The Settlement Amount, recovered pursuant to the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 (“FIRREA”), 12 U.S.C. § 1833a, shall be deposited into the General Fund of the United States Treasury, and paid as follows:

a.
Within fifteen business days of receiving written payment processing instructions from the Department of Justice, Office of the Associate Attorney General, Ally shall pay $37,500,000.00 by electronic funds transfer to the Department of Justice.

b.
Within fifteen business days of the effective date of withdrawal of Ally Securities LLC’s broker-dealer registration as set forth in Paragraph 2 and Annex B, but no later than December 31, 2016, Ally shall pay $14,500,000.00 by electronic funds transfer to the Department of Justice.

2.Additional Relief. As acknowledgement of the conduct set forth in the Statement of Facts set forth in Annex A, Ally Securities LLC (f/k/a Residential Funding Securities LLC) shall withdraw its registration as a broker-dealer, and wind down its affairs as set forth in Annex B.
3.Covered Conduct. “Covered Conduct” as used herein is defined as the creation, pooling, structuring, arranging, formation, packaging, marketing, underwriting, sale or issuance prior to January 1, 2009 by Ally of any RMBS, including without limitation, the RMBS identified in Annex C, attached and hereby incorporated. Covered Conduct includes any representations, disclosures, non-disclosures, or statements made to RMBS investors prior to the Effective Date of this Agreement about the creation, pooling, structuring, arranging, formation, packaging, marketing, underwriting, sale or issuance of RMBS (or its underlying collateral) by Ally prior to January 1, 2009.

4.	Cooperation. Until the date upon which all investigations and any prosecution arising out of the Covered Conduct are concluded by DOJ, whether or not they are concluded within the term of this Agreement, Ally shall, subject to applicable laws or regulations: (i) cooperate fully with the DOJ (including the Federal Bureau of Investigation) and any other law enforcement agency designated by DOJ regarding matters arising out of the Covered Conduct; (ii) assist DOJ in any investigation or prosecution arising out of the Covered Conduct by providing logistical and technical support for any meeting, interview, grand jury proceeding, or any trial or other court proceeding; (iii) use its best efforts to secure the attendance and truthful statements or testimony of any officer, director, agent, or employee of any of the entities released in Paragraph 5 at any meeting or interview or before the grand jury or at any trial or other court proceeding regarding matters arising out of the Covered Conduct; and (iv) provide the DOJ, upon request, all non-privileged information, documents, records, or other tangible evidence regarding matters arising out of the Covered Conduct about which DOJ or any designated law enforcement agency inquires.

5.Releases by the United States. Subject to the exceptions in Paragraph 6 (“Excluded
Claims”), and conditioned upon satisfaction of the terms set forth in Paragraphs 1 and 2, the United States fully and finally releases Ally and each of its current and former subsidiaries and affiliated entities, as well as any entity with any direct or indirect equity or membership interest(s) in Ally Financial Inc. (and any predecessor entities) at any time prior to the date of its Initial Public Offering on or around March 27, 2014 (collectively, the “Released Entities”), and each of their respective successors and assigns from any civil claim the United States has against the Released Entities for the Covered Conduct arising under FIRREA, 12 U.S.C. § l833a; the False Claims Act, 31 U.S.C. §§ 3729, et seq.; the Program Fraud Civil Remedies Act, 31 U.S.C. §§ 3801, et seq.; the Racketeer Influenced and Corrupt Organizations Act, 18 U.S.C. §§ 1961, et seq.; the Injunctions Against Fraud Act, 18 U.S.C. § 1345; common law theories of negligence, payment by mistake, unjust enrichment, money had and received, breach of fiduciary duty, breach of contract, misrepresentation, deceit, fraud, and aiding and abetting any of the foregoing; or that the Civil Division of the Department of Justice has actual and present authority to assert and compromise pursuant to 28 C.F.R. § 0.45.

6.	Excluded Claims. Notwithstanding the releases in Paragraphs 5 of this Agreement, or any other term(s) of this Agreement, the following claims are specifically reserved and not released by this Agreement:

A.	Any criminal liability;

B.	Any liability of any individual;

C.	Any liability arising under Title 26 of the United States Code (the Internal Revenue Code);

D.	Any claim related to compliance with the National Mortgage Settlement
(“NMS”), or to compliance with the related agreements reached between the settling banks and individual states;

E.	Any liability to or claims of the United States of America or its agencies for any conduct not related to the Covered Conduct.

F.	Any administrative liability, including the suspension and debarment rights of any federal agency; and

G.	Any liability based upon obligations created by this Settlement Agreement.

7.Ally Releases. The Released Entities and any of their respective successors and assigns fully and finally release the United States, and its officers, agents, employees, and servants, from any claims (including attorney’s fees, costs, and expenses of every kind and however denominated) that the Released Entities have asserted, could have asserted, or may assert in the future against the United States, and its officers, agents, employees, and servants, related to the Covered Conduct and the investigation to date thereof.

8.	Unallowable Costs Defined. All costs (as defined in the Federal Acquisition Regulation,
48 C.F.R. § 31.205-47) incurred by or on behalf of Ally, and its present or former officers, directors, employees, shareholders, and agents in connection with:

A.	the matters covered by this Agreement;

B.	the United States’ audit(s) and civil investigation(s) of the matters covered by this
Agreement;

C.	Ally’s investigation, defense, and corrective actions undertaken in response to the United States’ audit(s) and civil and any criminal investigation(s) in connection with the matters covered by this Agreement (including attorney’s fees);

D.	the negotiation and performance of this Agreement; and

E.	the payment Ally makes to the United States pursuant to this Agreement, are unallowable costs for government contracting purposes (hereinafter referred to as
“Unallowable Costs”).

9.	Future Treatment of Unallowable Costs. Unallowable Costs will be separately determined and accounted for by Ally, and Ally shall not charge such Unallowable
Costs directly or indirectly to any contract with the United States.

10.	This Agreement is governed by the laws of the United States. The Parties agree that the exclusive jurisdiction and venue for any dispute relating to this Agreement is the United States
District Court for the Central District of California.

11.	The Parties acknowledge that this Agreement is made without any trial or adjudication or finding of any issue of fact or law, and is not a final order of any court or governmental authority.
12.Each Party shall bear its own legal and other costs incurred in connection with this matter, including the preparation and performance of this Agreement.

13.	Each party and signatory to this Agreement represents that it freely and voluntarily enters into this Agreement without any degree of duress or compulsion.

14.Nothing in this Agreement in any way alters the terms of the NMS, or Ally’s obligations under the NMS, to the extent that any exist.

15.	Nothing in this Agreement constitutes an agreement by the United States concerning the characterization of the Settlement Amount for the purposes of the Internal Revenue laws,
Title 26 of the United States Code.

16.	For the purposes of construing the Agreement, this Agreement shall be deemed to have been drafted by all Parties and shall not, therefore, be construed against any Party for that reason in any dispute.

17.	This Agreement constitutes the complete agreement between the Parties. This
Agreement may not be amended except by written consent of the Parties.

18.	The undersigned counsel represent and warrant that they are fully authorized to execute this Agreement on behalf of the persons and entities indicated below.

19.	This Agreement may be executed in counterparts, each of which constitutes an original and all of which constitute one and the same Agreement.

20.	This Agreement is binding on Ally’s successors, transferees, heirs, and assigns.

21.	All parties consent to the disclosure to the public of this Agreement, and information about this Agreement, by Ally, and the United States.

22.	This Agreement is effective on the date of signature of the last signatory to the
Agreement (“Effective Date of this Agreement”). Facsimiles of signatures shall constitute acceptable, binding signatures for purposes of this Agreement.

For the United States of America:		For Ally Financial Inc.:

/s/ Eileen M. Decker	Dated: 11/21/16	/s/ Scott Stengel	Dated: 11/21/16
EILEEN M. DECKER		SCOTT STENGEL
United States Attorney		General Counsel
Central District of California		Ally Financial Inc.

Annex A
Between January 2006 and March 2007, Ally Securities LLC was known as “Residential Funding Securities, LLC”1 and served as the lead underwriter on the following ten subprime residential mortgage-backed securities (“RMBS”) offered in the RASC-EMX series:
RASC-EMX-1 (2006), offered January 1, 2006,
RASC-EMX-2 (2006), offered February 23, 2006,
RASC-EMX-3 (2006), offered April 1, 2006,
RASC-EMX-4 (2006), offered May 1, 2006,
RASC-EMX-5 (2006), offered June 1, 2006,
RASC-EMX-6 (2006), offered July 1, 2006,
RASC-EMX-7 (2006), offered August 1, 2006,
RASC-EMX-8 (2006), offered September 28, 2006,
RASC-EMX-9 (2006), offered October 27, 2006, and
RASC-EMX-1 (2007), offered March 12, 2007
(collectively “RASC-EMX Securities”).
The collateral backing the RASC-EMX Securities consisted of over forty-thousand (40,000) subprime residential mortgage loans originated by a single subprime mortgage loan originator that were subsequently acquired, pooled together, and securitized by former indirect subsidiaries of Ally Financial, Inc. (“Ally”) (f/k/a GMAC, Inc.), generally known as Residential Capital, LLC. (“ResCap”). In 2006, ResCap subsidiaries ranked amongst the largest mortgage warehouse lenders, RMBS issuers, and servicers in the country. ResCap encompassed several entities dedicated to the acquisition and securitization of non-conforming residential mortgage loans, including Ally Securities LLC, the captive broker-dealer serving as an underwriter on certain ResCap-issued RMBS.
Ally Securities LLC dedicated a specialized marketing effort to create the RASC-EMX brand, securing investors for the RMBS offerings, and directing third party due diligence on samples of the mortgage loan pools underlying the RMBS to test whether the loans comply with disclosures made to investors in the public offering documents. As the lead underwriter, Ally Securities LLC recognized in 2006 and 2007 that there was a consistent trend of deterioration in

1During this timeframe, Ally Securities LLC was also known as “Residential Funding Securities Corporation” and was doing business as “GMAC RFC Securities” or “GRS.

the quality of the mortgage loan pools underlying the RASC-EMX Securities that stemmed, at least in part, from deficiencies in the subprime mortgage loan underwriting guidelines and diligence applied to the collateral prior to securitization. All the RASC-EMX Securities sustained losses as a result of underlying mortgage loans falling delinquent. In the RASC-EMX Securities with the most significant losses, over half of the underlying collateral fell delinquent at some point. The public offering documents for the RASC-EMX Securities, including the Prospectus Supplements (“ProSupp”), represented that the underlying mortgage loans comported with certain subprime mortgage loan product guidelines, including what was known at the time as the AlterNet Program guidelines. Ally Securities LLC’s marketing materials used to inform potential investors about the RASC-EMX Securities highlighted that AlterNet Program guidelines were applicable to mortgage loans securitized in the “RASC” designated RMBS issued by ResCap, and that the RASC-EMX Securities were eligible for securitization in accordance with the “RASC” designation. The AlterNet Program mortgage loan product guidelines were made available to actual and potential investors through an online platform. The ProSupp statements included, but are not limited to, the following:

•
[The issuer] reviewed the underwriting standards for the mortgage loans and all of the mortgage loans were in substantial conformity with the standards set forth in [the issuer’s] AlterNet Program or are otherwise in conformity with the standards set forth in the description of credit grades set forth in this prospectus supplement.

•
In most cases, the mortgage loans were either originated and underwritten in accordance with [the] Alternet Program, as discussed below or otherwise acquired from a mortgage collateral seller based on standards consistent with the following discussion on credit grades classification or substantially similar standards acceptable to [the issuer]. Exceptions to these standards are made, however, on a case by case basis if it is determined, generally based on compensating factors, that an underwriting exception is warranted.

The subprime mortgage loans sold to the ResCap subsidiaries for the RASC-EMX Securities were originated and underwritten to the subprime mortgage loan originator’s guidelines, which were more lenient than the AlterNet Program guidelines, insofar as they:

•	Increased maximum loan amounts in all categories of loans, including for high loan-to-value (LTV) loans and 80/20 combination loans;

•	Decreased income and rental documentation requirements for large loans;

•	Lowered FICO minimum requirements for high LTV, 80/20 combination, and stated documentation loans;

•	Removed any LTV limits on second liens;

•	Removed any reserve requirements for high LTV or 80/20 combination, stated documentation;

•	Permitted use of broker’s credit reports, as well as the use of brokers and/or appraisers on ResCap’s exclusionary list;

•	Lowered thresholds for bankruptcy and foreclosure seasonings;

•	Removed maximum limit amounts for major adverse credit;

•	Removed any requirement that consumer credit counseling plans to be paid;

•	Lowered the verification of income required;

•	Permitted use of business, instead of personal, bank statements for income verification; and

•	Lowered thresholds for income and bank statement verification in both lite and stated doc loans;
The ProSupp statements did not specifically state that the mortgage loan pools backing the RASC-EMX Securities contained loans originated and underwritten to the mortgage loan originator’s guidelines. The particular collateral characteristics of the mortgage loan pools backing the RASC-EMX series, even when shared with investors, did not inform investors which set of underwriting guidelines was applied to a mortgage loan in the pool. The marketing loan tapes (large database files with loan level data for each loan that is sent to credit rating agencies, insurance companies and made available to investors) did not always include all the collateral characteristics captured by the AlterNet Program credit grade classifications.

The AlterNet Program guidelines assigned “credit grades” to each subprime loan as a shorthand way to group loans with similar collateral characteristics, such as mortgage payment history, FICO scores, debt-to-income (“DTI”) ratios. Mortgage loan level data required to accurately assign AlterNet Program credit grades to the collateral underlying the RASC-EMX Securities was sometimes not captured or conveyed by the mortgage loan originator to ResCap subsidiaries resulting in data integrity issues affecting the credit grading of subprime mortgage collateral. As such, the AlterNet Program credit grade groupings ascribed to the collateral did not always fully reflect the actual characteristics of the mortgage loan pools backing the RASC-EMX series.
As the lead underwriter on the RASC-EMX Securities, Ally Securities directed a third- party to conduct due diligence on a sample of the underlying subprime mortgage loan pool prior to the RMBS being offered to the public in order to test whether the residential mortgage loans being securitized were in substantial compliance with disclosures made to investors in the public offering documents. The sample sizes selected for some of the RASC- EMX Securities were smaller than those selected in other ResCap-issued RMBS with the RASC designation, and the due diligence conducted on some of the RASC-EMX Securities applied the mortgage loan originator’s guidelines, and not the AlterNet Program guidelines.

ANNEX B
A.At all times since 1990, Ally Securities LLC (f/k/a Residential Funding Securities LLC) has been registered as a broker-dealer with the U.S. Securities and Exchange Commission (“SEC”), and Financial Industry Regulatory Authority (“FINRA”). Until May 1, 2009, Ally Securities LLC was an indirect subsidiary of Residential Capital LLC. On that date, Ally Securities LLC was transferred to Ally Financial Inc.
B.At no time since January 1, 2009, has Ally Securities LLC packaged, marketed, structured, arranged, underwritten, or issued any residential mortgage backed securities (“RMBS”). Further no individual currently employed by and/or associated with Ally Securities LLC was employed by and/or associated with Ally Securities LLC in 2006 or 2007, or participated in the packaging, marketing, underwriting, sale or issuance of any of the RMBS listed in Appendix C.
C.As acknowledgement of the Statement of Facts set forth in Annex A, but not as an admission of liability, Ally Securities LLC shall withdraw its registration as a broker-dealer, and wind down its affairs as follows:

1.    Within thirty (30) days of the Effective Date of the Settlement Agreement, Ally Securities LLC will file the Form BDW with the United States Securities and Exchange Commission (“SEC”) to commence the process of fully withdrawing its broker-dealer registration with the SEC, Financial Industry Regulatory Authority (“FINRA”) and all states.

2.    As soon as reasonably practicable after filing the Form BDW with the SEC, Ally Securities LLC shall permanently cease conducting business operations of a broker- dealer, and undertake reasonable commercial efforts to complete the withdrawal of its broker-dealer registration as soon as reasonably practicable.

3.    Within fifteen (15) days of final approval and/or non-objection by the SEC to the Form BDW (“Registration Withdrawal Effective Date”) and absent any other regulatory limitations, Ally Securities LLC shall pay $14,500,000 of the Settlement Amount into the General Fund of the United States Department of Treasury. If, for any reason, Ally Securities LLC cannot make this payment in its entirety on or before December 31, 2016, Ally Securities LLC’s sole member, Ally Financial Inc., shall pay any outstanding amount by this date, relieving Ally Securities LLC of any further obligation to make this payment.

4.    Within one (1) year of the Registration Withdrawal Effective Date, Ally Securities LLC’s sole member, Ally Financial Inc., shall make reasonable commercial efforts to complete the wind down and dissolution of Ally Securities LLC.

ANNEX C

RASC-EMX-1 (2006), offered January 1, 2006
RASC-EMX-2 (2006), offered February 23, 2006
RASC-EMX-3 (2006), offered April 1, 2006
RASC-EMX-4 (2006), offered May 1, 2006
RASC-EMX-5 (2006), offered June 1, 2006
RASC-EMX-6 (2006), offered July 1, 2006
RASC-EMX-7 (2006), offered August 1, 2006
RASC-EMX-8 (2006), offered September 28, 2006
RASC-EMX-9 (2006), offered October 27, 2006
RASC-EMX-1 (2007), offered March 12, 2007